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                                                                    Exhibit 4.2




                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


         This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of June 27, 2000, by and between Sunrise Television Partners, L.P., a Delaware limited partnership ("Seller"), and Smith Broadcasting Partners, L.P., a Delaware limited partnership ("Buyer"), and is joined in by Sunrise Television Corp., a Delaware corporation (the "Company"), and the other signatories hereto.


                                    RECITALS

         A. The parties hereto are parties to that certain Stock Purchase Agreement dated as of March 13, 2000 (the "Purchase Agreement"); and

         B. In order to carry out the intention of the parties under the Purchase Agreement and to comply with the requirements of the Federal Communications Commission, the parties hereto desire to amend the Purchase Agreement as provided herein.


                                   AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants as set forth herein, the parties hereto agree as follows:

         1. Amendment. Exhibit A to the Purchase Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit A attached hereto.

         2. Purchase Agreement Otherwise Unchanged. Except as expressly amended hereby, the Purchase Agreement shall remain unchanged and in full force and effect.

         3. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

         4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the undersigned have each caused this Agreement to be executed as of the date first written above.


                                            BUYER:

                                            SMITH BROADCASTING PARTNERS, L.P.

                                            By: Smith Broadcasting Group, Inc.


                                            By: /s/ David A. Fitz
                                            -----------------------------------
                                            Name:   David A. Fitz
                                            Title:  Chief Financial Officer and
                                                    Executive Vice President


                                            SELLER:

                                            SUNRISE TELEVISION PARTNERS, L.P.

                                            By: HM3/Sunrise L.P.,
                                                its general partner

                                            By: HM3/Sunrise, Inc.,
                                                its general partner


                                            By: /s/ Eric C. Neuman
                                            -----------------------------------
                                            Name:   Eric C. Neuman
                                            Title:  Vice President


                                            COMPANY:

                                            SUNRISE TELEVISION CORP.


                                            By: /s/ David A. Fitz
                                            -----------------------------------
                                            Name:   David A. Fitz
                                            Title:  Chief Financial Officer

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                                            SMITH BROADCASTING GROUP, INC.


                                            By: /s/ David A. Fitz
                                            -----------------------------------
                                            Name:   David A. Fitz
                                            Title:  Chief Financial Officer and
                                                    Executive Vice President



                                                /s/ Sandy DiPasquale
                                                -------------------------------
                                                    Sandy DiPasquale


                                                /s/ John Purcell
                                                -------------------------------
                                                    John Purcell


                                                /s/ David A. Fitz
                                                -------------------------------
                                                    David A. Fitz


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                                   EXHIBIT A

            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION